UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

EMPIRE STATE REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street, 12th Floor New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The 2020 Annual Stockholders Meeting of Empire State Realty Trust, Inc. (the “Company”) was held on May 14, 2020.

(b)	The Class A and Class B common stockholders of the Company (i) elected all of the director nominees to serve on the board of directors of the Company until the next annual meeting of stockholders in 2021 or until their successors are elected and qualify, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, (iii) approved, on a non-binding, advisory basis, the frequency of stockholder votes on the compensation of the Company’s named executive officers, and (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the meeting were as follows:

(i)	Election of directors:

Nominees	For	Withheld	Broker Non-Votes
Anthony E. Malkin	189,013,496	6,332,482	7,437,388
William H. Berkman	192,965,056	2,380,922	7,437,388
Leslie D. Biddle	192,980,665	2,365,313	7,437,388
Thomas J. DeRosa	193,643,324	1,702,654	7,437,388
Steven J. Gilbert	185,294,693	10,051,285	7,437,388
S. Michael Giliberto	185,599,202	9,746,776	7,437,388
Patricia S. Han	193,646,596	1,699,382	7,437,388
James D. Robinson IV	189,332,980	6,012,998	7,437,388

(ii)	Approval, on a non-binding, advisory basis, of the compensation of the named executive officers:

For	Against	Abstained	Broker Non-Votes
121,036,745	74,048,768	260,465	7,437,388

(iii)	Approval, on a non-binding, advisory basis, of the frequency of stockholder votes on the compensation of the named executive officers:

One Year	Two Years	Three Year	Abstained	Broker Non- Votes
192,077,459	163,171	2,839,606	265,742	7,437,388

(iv)	Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstained	Broker Non-Votes
201,663,693	954,877	164,796	0

With respect to the preceding matters, each holder of Class A common stock was entitled to one vote per share, and each holder of Class B common stock was entitled to 50 votes per share, so long as such holder of Class B common stock continued to own 49 common units of limited partnership interest in Empire State Realty OP, L.P., the operating partnership of the Company, for each such share of Class B common stock. Holders of Class A common stock and Class B common stock voted together as a single class on the matters covered at the meeting, and their votes were counted and totaled together.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC.
(Registrant)

Date: May 20, 2020	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President & General Counsel